1116 P2 07/20

SUPPLEMENT DATED JULY 27, 2020

TO THE PROSPECTUS DATED SEPTEMBER 1, 2019

OF

Franklin Federal Tax-Free Income Fund

The prospectus is amended as follows:

I.  Effective August 1, 2020, the following is added to the “Fund Summary – Portfolio Managers” section of the prospectus:

Ben Barber, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since August 2020.

II.  Effective August 1, 2020, the following is added to the “Fund Details – Management” section of the prospectus:

Ben Barber, CFA   Portfolio Manager of Advisers

Mr. Barber has been a portfolio manager of the Fund since August 2020. He is the Director of Franklin’s Municipal Bond Department. Prior to joining Franklin Templeton, he was co-head of municipal bonds at Goldman Sachs Asset Management. He first joined Franklin Templeton in 1991 and rejoined again in April 2020.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

III. The eighth paragraph under “Fund Details – Management” section of the prospectus is being replaced with the following:

Messrs. Barber, Rivera, Workman and Ms. Higgins are jointly and primarily responsible for the day-to-day management of the Fund. Each portfolio manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.